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                                                              EXHIBIT 10.10(d)

                            FOURTH AMENDMENT TO THE
                      USML, INC. TAX DEFERRED SAVINGS PLAN



         This Fourth Amendment to the USML, Inc. Tax Deferred Savings Plan and Trust ("Plan") is adopted effective January 1, 1997 pursuant to approval by the Board of Directors of Universal Standard Medical Laboratories, Inc. at its December 16, 1996 Board of Directors meeting.

         Effective January 1, 1997, Section 7.13 of the Plan shall be amended by the addition of the following new paragraph:


                 Notwithstanding the foregoing, effective January 1, 1997 no additional contributions shall be made to the employer stock fund.


         UNIVERSAL STANDARD MEDICAL LABORATORIES, INC. has caused this Fourth Amendment to the USML, Inc. Tax Deferred Savings Plan to be executed on December 31, 1996.


                                        UNIVERSAL STANDARD MEDICAL
                                        LABORATORIES, INC.



                                        By:  /s/ Eugene E. Jennings
                                            --------------------------------
                                        Its:  President
                                             -------------------------------